SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                             JAWS Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
      2)   Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
      4)   Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
      5)   Total fee paid:

           ---------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)   Amount Previously Paid:

           ---------------------------------------------------------------------
      2)   Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------
      3)   Filing Party:

           ---------------------------------------------------------------------
      4)   Date Filed:

           ---------------------------------------------------------------------

NY/294313.2

                             JAWS TECHNOLOGIES, INC.
                           1 Concorde Gate, Suite 307
                        Toronto, Ontario, Canada M3C 3N6

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        To Be Held on September 29, 2000

           The Special Meeting of Stockholders of JAWS Technologies, Inc. (the "Company") will be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, 31st Floor, Conference Room 3108 and 3109, New York, New York 10022, on Friday, September 29, 2000 at 11:00 a.m., local time, to consider and act upon the following matters:

           1. To consider and vote upon a proposal to amend the Certificate of Incorporation of the Company to effect a change in the name of the Company; and

           2. To transact such other business as may properly come before the meeting or any adjournment thereof.

           Stockholders of record at the close of business on August 17, 2000 are entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's common stock, par value $.001 per share. All stockholders are cordially invited to attend the meeting.

                                        By Order of the Board of Directors


                                        Vikki Robinson, Secretary
August ___, 2000
Calgary, Alberta
Canada


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------



NY/294313.2

                             JAWS TECHNOLOGIES, INC.
                           1 Concorde Gate, Suite 307
                        Toronto, Ontario, Canada M3C 3N6

             Proxy Statement for the Special Meeting of Stockholders

                        To Be Held on September 29, 2000

           This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Jaws Technologies, Inc. (the "Company" or "JAWS") for use at the Special Meeting of Stockholders to be held on September 29, 2000 and at any adjournment or adjournments of that meeting (the "Special Meeting"). All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the Company.

Voting Securities and Votes Required

           On August 17, 2000, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of [____________] shares of common stock of the Company, par value $0.001 per share ("Common Stock"), and one share of special series A preferred voting stock (the "Special Series A Preferred Voting Stock"), having a par value of $0.001 per share. Each share of Common Stock is entitled to one vote and the one share of Special Series A Preferred Voting Stock is entitled to a number of votes equal to the number of outstanding exchangeable shares of the Company's subsidiary, JAWS Acquisition Corp., an Alberta corporation ("JAC"), which are not owned by the Company or an entity controlled by the Company. On August 17, 2000 (the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting), there were ________ exchangeable shares of JAC outstanding that were not owned by the Company or an entity controlled by the Company. Accordingly, an aggregate of __________ votes may be cast on the matters set forth in the Notice of Special Meeting (consisting of [ ] votes that may be cast in respect of the Common Stock and _______ votes that may be cast in respect of the share of Special Series A Preferred Voting Stock). Holders of shares of Common Stock and the holder of the Special Series A Preferred Voting Stock are to vote together as a single class on all matters submitted to the Company's stockholders for approval.

           Under the Company's Bylaws, the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote on any matter, and votes that may be cast in respect of the share of Special Series A Preferred Voting Stock, voting together as a single class, shall constitute a quorum with respect to that matter at the Special Meeting. Stockholders holding shares of Common Stock who are present in person or represented by proxy (including stockholders who abstain from voting their shares or who do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

           The affirmative vote of the holders of a majority of votes cast by the stockholders entitled to vote at the Special Meeting is required for the amendment of the certificate of incorporation of the Company.




NY/294313.2

           Stockholders who abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter. Accordingly, abstentions and "broker non-votes" will have the effect of a vote "No" on the voting on a matter.

Stock Ownership of Certain Beneficial Owners and Management

           The following table sets forth certain information, as of August 3, 2000, with respect to any person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each of its directors and nominees for director, the executive officers of the Company named in the Summary Compensation Table under the heading "Compensation of Executive Officers" below, and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, or that should have been filed, with the Securities and Exchange Commission (the "Commission") pursuant to Sections 13(d), 13(f), and 13(g) of the Exchange Act with respect to the Company's Common Stock. As of August 3, 2000, there were 27,632,829 shares of Common Stock outstanding, 2,713,550 additional shares issuable upon the exercise of options within the next 60 days, and 6,164,753 shares of Common Stock reserved for issuance to holders of JAC exchangeable shares.

                                      -2-
NY/294313.2

           The number of shares of Common Stock beneficially owned by each person is determined under the rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after August 3, 2000 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of                                                    Number of Shares             Percent of Class(9)
                                                                                                    ----------------
Beneficial Owner(1)                                                   Beneficially Owned
-------------------                                                   ------------------
Robert J. Kubbernus(2)                                                      1,737,770                       6.29%

Julia L. Johnson(3)                                                           356,408                       1.29%

Arthur Wong(4)                                                                315,208                       1.14%

Riaz Mamdani(5)                                                             1,306,000                       4.73%

Dr. James Canton(6)                                                            50,000                       0.18%

John S. Burns Q.C(7).                                                          50,000                       0.18%

Peter Labrinos(8)                                                             388,980                       1.41%

Greg Surbey                                                                     1,800                       0.01%

All directors and executive officers as a group (9 persons)                 4,573,206                      15.22%

Thomson Kernaghan & Co. Limited(10)                                         4,379,892                      15.85%
363 Bay Street, 10th Floor
Toronto, Ontario
Canada M5H 2V2
Glentel Inc.(11)                                                            2,034,000                       7.38%
Suite 2700, 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

Strong River Investments, Inc.(12)                                            720,000                       2.61%
c/o Gonzales-Ruiz & Aleman (BVI) Limited
Wickhams Cay I, Vatnerpool Plaza
P.O. Box 873
Road Town, Tortella B.V.I.

Bay Harbor Investments, Inc.(12)                                              720,000                       2.61%
c/o Gonzales-Ruiz & Aleman (BVI) Limited
Wickhams Cay I, Vanterpool Plaza
P.O. Box 873
Road Town, Tortella B.V.I.

-----------------------

(1)     Unless   otherwise   stated,   the  business  address  of  each  of  the
        stockholders named in the table is C/O JAWS Technologies, Inc., 1 Concord Gate, Suite 307, Toronto, Ontario, M3C 3N6. Except as otherwise indicated, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.


                                      -3-
NY/294313.2

(2) Includes 350,000 shares issuable upon the exercise of options exercisable at $0.48 until December 31, 2003. Includes 350,000 shares issuable upon the exercise of options exercisable at $1.50 per share until December 31, 2003. Includes 250,000 shares issuable upon the exercise of options exercisable at $1.88 per share until December 31, 2003.
(3) Includes 150,000 shares of Common Stock issuable upon the exercise of options exercisable at $0.48 per share until December 31, 2003.
(4) Includes 200,000 shares of Common Stock issuable upon the exercise of options at $0.48 per share until December 31, 2003 and 113,208 shares of Common Stock issuable to Mr. Wong for Mr. Wong's 1999 director's fee of $60,000.
(5) Includes (i) 250,000 options to purchase shares of Common Stock at $.87 per share until December 31, 2003, (ii) 250,000 options to purchase shares of Common Stock at $1.88 per share until December 31, 2003, and
        (iii) 200,000 options to purchase shares of Common Stock at $1.50 per share until December 31, 2003.
(6) Includes 50,000 shares issuable upon the exercise of options exercisable at $3.28 per share until December 31, 2003.
(7) Includes 50,000 shares issuable upon the exercise of options exercisable at $5.88 per share until December 31, 2003.
8) Includes 375,040 JAWS Acquisition Canada Corp. ("JAC Canada") Exchangeable Shares, each of which is exchangeable into one share of JAWS' Common Stock and options to purchase 13,940 shares of common stock at an exercise price of $2.69 per share, which options expire on December 31, 2003.
(9)     Percentage ownership is calculated in accordance with the Securities.
(10) Includes 217,642 shares of Common Stock issuable upon exercise of warrants issued to Thomson Kernaghan, as placement agent, in connection with the Private Placement Transaction and 58,824 shares of Common Stock issuable upon exercise of warrants issued to Thomson Kernaghan, as placement agent, in connection with JAWS' private placement financing which was consummated on February 22, 2000.
(11) Includes 834,000 shares of Common Stock issuable upon the exercise of warrants. 65.2% of the outstanding shares of Glentel are controlled by TCG International, Inc. The natural person, with sole or shared voting and investment power over the shares held of record by Glentel, through TCG International, Inc. is Arthur Skidmore.
(12) Includes 400,000 shares of Common Stock issued on June 22, 2000 in connection with a private placement financing, 200,000 shares of Common Stock issuable promptly upon the effectiveness of the registration statement filed in connection with such financing (Registration No. 333-38088), pursuant to the terms of such private placement financing, and 120,000 warrants which are immediately exercisable upon effectiveness of the registration statement filed in connection with such financing (Registration No. 333-38088). Cavallo Capital Corporation acts as investment manager for Bay Harbor Investments, Inc. and Strong River Investments, Inc. Pursuant to the investment management agreement, Cavallo has voting and investment power with respect to the securities beneficially owned by Strong River and Bay Harbor and may therefore be deemed to be a beneficial owner of such securities.



                                      -4-
NY/294313.2

              PROPOSAL NO. 1: APPROVAL OF AMENDMENT TO CERTIFICATE
                                OF INCORPORATION

General

           The persons named in the enclosed proxy will vote to approve the Charter Amendment of the Company to effect a change in the name of the Company, in the form attached as Appendix A-1, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to approve the Charter Amendment of the Company.

           The Board of Directors of the Company has unanimously adopted, subject to stockholder approval, a resolution to amend the FIRST article of the Company's Certificate of Incorporation. The resolution approved by the Board of Directors is as follows:

                   "The name of the corporation is JAWZ Inc."

           Approval of the amendment to the FIRST article of the Company's Certificate of Incorporation requires the affirmative vote of holders of a majority of the votes cast by the stockholders entitled to vote at the Special Meeting. If the Charter Amendment is approved, the Company's Common Stock will continue to trade on the Nasdaq National Market under the symbol "JAWZ". The proposed name change of the Company will not affect stockholders' rights and will not necessitate any exchange of outstanding stock certificates.

           The proposed name change is part of the Company's overall marketing strategy and is deemed by the Company's management to be a valuable mechanism to broadly convey the Company's identity and thereby exposure of its products and services in the marketplace.

Board Recommendation

           THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE CHARTER AMENDMENT OF THE COMPANY TO EFFECT A CHANGE IN THE NAME OF THE COMPANY.


                                  OTHER MATTERS

           The Company's board of directors does not know of any other matters which may come before the Special Meeting. However, if any other matters are properly presented to the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

           All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.



                                      -5-
NY/294313.2

Deadline for Submission of Stockholder Proposals for the Special Meeting

           Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company at its principal office in Toronto, Ontario, Canada, not later than December 31, 2000 for inclusion in the proxy statement for that meeting.

                                     By Order of the Board of Directors



                                     VIKKI ROBINSON, Secretary


August __, 2000


           THE BOARD OF DIRECTORS OF THE COMPANY ENCOURAGES STOCKHOLDERS TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.



NY/294313.2

                                  APPENDIX A-1
                                  ------------

                            CERTIFICATE OF AMENDMENT
                            ------------------------

                                       OF
                                       --

                          CERTIFICATE OF INCORPORATION
                          ----------------------------

                                  See attached.



NY/294313.2

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                             JAWS TECHNOLOGIES, INC.

                       ----------------------------------
                    Adopted in accordance with the provisions
                    of Section 242 of the General Corporation
                          Law of the State of Delaware
                       ----------------------------------

                  JAWS Technologies, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), pursuant to Section 242 of the General Corporation Law of the State of Delaware (the "DGCL"), hereby certifies as follows:

           FIRST: that the Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on April 28, 2000 (the "Certificate of Incorporation");

           SECOND: That the Certificate of Incorporation of the Corporation has been amended as follows:

           By striking out the whole of Article FIRST thereof as it now exists and inserting in lieu and instead thereof a new Article FIRST:

                  "FIRST: The name of the corporation is JAWZ Inc. (hereinafter called the "Corporation");

           THIRD: that such amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL of the State of Delaware.

           IN WITNESS WHEREOF, this certificate has been executed on this ___ day of September, 2000.

                                  JAWS TECHNOLOGIES, INC.


                                  By:       ____________________________
                                            Name:  Riaz Mamdani
                                            Title: Chief Financial Officer



NY/294313.2

                     PRELIMINARY MATERIAL - AUGUST __, 2000

                             JAWS TECHNOLOGIES, INC.

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF JAWS TECHNOLOGIES, INC.
   FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 29, 2000.

              The undersigned, as a holder of shares of common stock, ("Shares") in JAWS Technologies, Inc. (the "Company"), hereby appoints Robert J. Kubbernus and Riaz Mamdani, and each of them, with full power of substitution, to vote all Shares for which the undersigned is entitled to vote through the execution of a proxy with respect to the Special Meeting of the Stockholders to be held on September 29, 2000 or any adjournment thereof.

You may revoke this proxy at any time by forwarding to the Company a subsequently dated proxy received by the Company prior to the Special Meeting.

Returned proxy cards will be voted (1) as specified on the matters listed below;
(2) in accordance with the Board of Directors' recommendations if the proxy is signed but where no specification is made; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. Please mark your choice like this: x

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1.

              Proposal  1  -   Approval   of   Amendment   to   Certificate   of
     Incorporation: Approval of an amendment to the Certificate of Incorporation of the Company to change the Company's name to "JAWZ Inc."

              (check one box)       __ For     __ Against        __ Abstain


THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

Print and sign your name below exactly as it appears hereon and date this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title, as such. Joint owners should each sign. If a corporation, please sign as full corporate name by president or authorized officer. If a partnership, please sign in partnership name by an authorized person.



                                 Date:  ________________________________, 2000



                                 ______________________________________________
                                 Signature (title, if any)


                                 ______________________________________________
                                 Signature, if held jointly


                                 ______________________________________________
                                 Title or Authority





         PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE
            ENCLOSED POSTAGE PAID ENVELOPE TO: STEPHEN T. SPURGEON,
JAWS TECHNOLOGIES, INC., 400, 630 - 8TH AVENUE, S.W., CALGARY, ALBERTA, T2T 1G6.
  IF YOU HAVE ANY QUESTIONS, PLEASE CALL STEPHEN T. SPURGEON AT (403) 508-5055